UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

***Exercise Your Right to Vote***

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on October 10, 2023

RICHARDSON ELECTRONICS, LTD.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: August 11, 2023
Date: October 10, 2023
Time: 2:00 PM CDT
Location: Corporate Headquarters 40W267 Keslinger Road LaFox, IL 60147-0393

SHAREHOLDERS SERVICES PO BOX 64945 ST. PAUL, MN 55164-0945

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.astproxyportal.com/ast/rell or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

– Before You Vote –
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Form 10-K
2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow and visit: www.astproxyportal.com/ast/rell	(located on the following page)

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.investorelections.com/RELL
2) BY TELEPHONE: 1-866-870-3684
3) BY E-MAIL*: paper@investorelections.com

*If requesting materials by e-mail, please include “RELL Materials Request" in the subject line and the information that is printed in the box marked by the arrow	(located on the following page)

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 28, 2023 to facilitate timely delivery.

– How To Vote –
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxypush.com/RELL. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Telephone: Call 1-866-883-3382 using a touch tone telephone.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
Nominees 01 Edward J. Richardson 02 Paul J. Plante 03 Jacques Belin 04 James Benham 05 Kenneth Halverson 06 Robert Kluge 07 Wendy Diddell
The Board of Directors recommends you vote FOR proposals 2 and 3 and 1 YEAR for proposal 4.

2.	To ratify the selection of BDO USA, P. A. as the Company's independent registered public accounting firm for fiscal 2024.

3.	To approve, on an advisory basis, the compensation of the Company's Named Executive Officers.
4.	Non-binding advisory vote on the frequency of an advisory vote on the compensation of the Company's Named Executive Officers.

NOTE: In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.